P . 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS Investor Presentation September 2023 EXHIBIT 99.1

P . 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION, OUTLOOK AND PROSPECTS OF FIRSTCASH HOLDINGS, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS, OUTLOOK AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED THAT SUCH FORWARD- LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, RISKS RELATED TO THE EXTENSIVE REGULATORY ENVIRONMENT IN WHICH THE COMPANY OPERATES; RISKS ASSOCIATED WITH THE LEGAL AND REGULATORY PROCEEDINGS THAT THE COMPANY IS A PARTY TO, OR MAY BECOME A PARTY TO IN THE FUTURE, INCLUDING THE CONSUMER FINANCIAL PROTECTION BUREAU (THE “CFPB”) LAWSUIT FILED AGAINST THE COMPANY; RISKS RELATED TO THE COMPANY’S ACQUISITIONS, INCLUDING THE FAILURE OF ANY MATERIAL ACQUISITION, INCLUDING THE AMERICAN FIRST FINANCE (“AFF”) ACQUISITION, TO DELIVER THE ESTIMATED VALUE AND BENEFITS EXPECTED BY THE COMPANY AND THE ABILITY OF THE COMPANY TO CONTINUE TO IDENTIFY AND CONSUMMATE ACQUISITIONS ON FAVORABLE TERMS; POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR THE COMPANY’S PAWN LOAN, RETAIL, LEASE-TO-OWN (“LTO”) AND RETAIL FINANCE PRODUCTS, INCLUDING, AS A RESULT TO, CHANGES IN THE GENERAL ECONOMIC CONDITIONS; LABOR SHORTAGES AND INCREASED LABOR COSTS; A DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA, INCLUDING AS A RESULT OF INFLATION AND RISING INTEREST RATES, WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING AND DEMAND FOR THE COMPANY’S PRODUCTS; CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO; COMPETITION THE COMPANY FACES FROM OTHER RETAILERS AND PROVIDERS OF RETAIL PAYMENT SOLUTIONS; THE ABILITY OF THE COMPANY TO SUCCESSFULLY EXECUTE ON ITS BUSINESS STRATEGIES; AND OTHER RISKS DISCUSSED AND DESCRIBED IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS QUARTERLY PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW. Cautionary Statement Regarding Forward-Looking Statements

P . 3F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS WE ARE THE LEADING OPERATOR OF PAWN STORES IN THE U.S. AND LATIN AMERICA, AND WITH THE ACQUISITION OF AMERICAN FIRST FINANCE, ARE A LEADING PROVIDER OF RETAIL POINT-OF-SALE (“POS”) PAYMENT SOLUTIONS FOCUSED ON SERVING CREDIT-CONSTRAINED CONSUMERS — U.S. Pawn: 29 States and the District of Columbia — Latin America Pawn : Mexico, Guatemala, Colombia and El Salvador PAWN OPERATIONS RETAIL POS PAYMENT SOLUTIONS — AMERICAN FIRST FINANCE (“AFF”) PROVIDES LEASE-TO-OWN (“LTO”) PRODUCTS AND OTHER RETAIL FINANCING PAYMENT OPTIONS — AVAILABLE IN ALL 50 STATES IN THE U.S., THE DISTRICT OF COLUMBIA AND PUERTO RICO INCOME BY SEGMENT 54% 27% 19% U.S. PAWN LATAM PAWN RETAIL POS PAYMENT SOLUTIONS 2023 FORECAST

P . 4F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS PAWN OPERATIONS

P . 5F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSQ3 2023 Business Update — Results Thru August 31, 2023 o FIRSTCASH CONTINUES TO EXPAND THE FOOTPRINT OF ITS CORE PAWN OPERATIONS — 92 TOTAL PAWN LOCATIONS ADDED IN Q3-TO-DATE THROUGH A COMBINATION OF ACQUISITIONS AND NEW STORE OPENINGS; 128 LOCATIONS HAVE BEEN OPENED OR ACQUIRED YEAR-TO-DATE — U.S. PAWN HAS ADDED 82 LOCATIONS IN Q3 AND 88 LOCATIONS YTD THROUGH MULTIPLE ACQUISITIONS AND NEW STORE OPENINGS; TOTAL U.S. STORE COUNT NOW STANDS AT 1,182 — ADDITIONS INCLUDE STORES IN FOUR NEW STATES – NORTH DAKOTA, SOUTH DAKOTA, OREGON AND IOWA — THE 2023 ACQUISITIONS ARE ESTIMATED TO ADD OVER $20 MILLION IN ANNUALIZED STORE-LEVEL EBITDA — LATAM PAWN HAS ADDED 40 LOCATIONS YTD THROUGH NEW STORE OPENINGS WITH 20 ADDITIONAL LOCATIONS ANTICIPATED TO OPEN BY YEAR END o PAWN DEMAND IN THE U.S. CONTINUES TO ACCELERATE, WITH SAME-STORE RECEIVABLES UP 9% YEAR- OVER-YEAR AT AUGUST 31 — COMPARES FAVORABLY TO 6% SAME-STORE RECEIVABLE GROWTH AS OF THE PREVIOUS SEQUENTIAL QUARTER END (JUNE ’23) — U.S. RETAIL MARGINS REMAIN HEALTHY DRIVING GROWTH IN RETAIL GROSS PROFIT o LATAM PAWN RECEIVABLES REMAIN STEADY AND CONTINUE TO BENEFIT FROM THE STRONGER MEXICAN PESO; SAME-STORE RETAIL SALES UP 22% IN USD AND 4% QTD ON A CONSTANT CURRENCY BASIS o AFF GROWTH METRICS AND CREDIT TRENDS REMAIN SOLID — QTD ORIGINATIONS ARE UP 13% COMPARED TO PRIOR-YEAR — CREDIT METRICS CONTINUE TO BE IN LINE WITH EXPECTATIONS — LEASE AND LOAN LOSS RESERVE METHODOLOGY REMAINS CONSERVATIVE $283 $339 $123 $146 $406 $485 $0 $100 $200 $300 $400 $500 $600 8/31/2022 8/31/2023 U.S. LATIN AMERICA +20% TOTAL PAWN RECEIVABLES (USD $) IN MILLION’S

P . 6F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSPAWN PRODUCT OVERVIEW PAWN LOANS ARE CUSTOMER FRIENDLY ‒ NON-RECOURSE LOANS ‒ NO CREDIT CHECK OR BANK ACCOUNT REQUIRED ‒ NO COLLECTION ACTIVITY OR REPORTING TO CREDIT BUREAUS PAWN LOANS ARE SMALL AND AFFORDABLE ‒ TYPICALLY, 30-TO-60-DAY TERM ‒ AVERAGE LOAN SIZE: 1 4 2 As of 06/30/2023 $91 $241 $0 $50 $100 $150 $200 $250 $300 LATAM U.S. PAWN TRANSACTION CYCLE TOTAL TRANSACTION TIME LESS THAN 15 MINUTES RETAIL SALES PAWN SERVICE FEES TYPICAL RETAIL MARGIN: 35% - 45% PAWN FE S AVERAGE MONTHLY FEE OF $25 - $30 IN THE U.S. AND $11 - $14 IN LATAM CUSTOMER DOES NOT REPAY LOAN OR FEE — COLLATERAL FORFEITS CUSTOMER REPAYS LOAN & PAWN SERVICE FEE — COLLATERAL RETURNED TO CUSTOMER ~25% - 30% ~70% - 75% CUSTOMER ENTERS STORE WITH PERSONAL ASSET ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) INVENTORY PAWN LOANS HAVE LIMITED CREDIT RISK ‒ FULLY COLLATERALIZED WITH PERSONAL PROPERTY ‒ COLLATERAL HELD IN SECURE BACKROOM OF STORE ‒ RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS 3

P . 7F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSExtensive Data Analytics Deliver High Performance Operations DATA CONTINUALLY CAPTURED AND REFRESHED FROM MORE THAN 12 MILLION ANNUAL RESALE TRANSACTIONS IN OVER 2,900 STORES ‒ MERCHANDISE SALES DATABASE PROVIDES REAL-TIME PRICING, TURNOVER & MARGIN DATA ‒ DATA IS ANALYZED TO DETERMINE THE PROBABILITY OF LOAN PERFORMANCE AND OPTIMUM LOAN-TO-VALUE RATIOS FIRSTCASH’S PAWNBROKERS UTILIZE AI-LIKE PROPRIETARY ALGORITHMS TO DETERMINE COLLATERAL VALUE, LOAN-TO- VALUE RATIOS AND RETAIL PRICING ANALYTICS AND ALGORITHMS PROVIDE PRODUCT & CUSTOMER PERFORMANCE METRICS THAT DRIVE STRONG YIELDS & SALES MARGINS 1 2 3

P . 8F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS $3.3 $3.9 $4.3 $4.8 $4.9 $5.2 $5.3 $5.2 $5.2 $5.4 $5.9 $6.0 $6.0 $5.0 $5.3 $5.7 $5.8 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q2 2023 Financial Crisis COVID $551 $608 $650 $712 $776 $823 $811 $777 $738 $711 $738 $770 $793 $721 $681 $799 $838 $0 $250 $500 $750 $1,000 $1,250 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q2 2023 Financial Crisis COVID PAWN RECEIVABLES ARE FULLY COLLATERALIZED AND NOT SUBJECT TO CONSUMER CREDIT RISK CREDIT TIGHTENING BY UNSECURED LENDERS DRIVES INCREASED DEMAND FOR PAWN DURING THE FINANCIAL CRISIS, LEGACY FIRST CASH STORES IN THE U.S. SAW A 50% INCREASE IN PAWN RECEIVABLES FROM 2007 TO 2012. LATAM STORES SAW GROWTH OF 31% OVER THE SAME PERIOD 2022 PERFORMANCE WAS AT OR NEAR 2012 RESULTS DURING THE GREAT FINANCIAL CRISIS Pawn Performs Well Across Economic Cycles LATAM LEGACY1 CORE GROSS PROFIT PESO $ IN MILLIONS — AVG ANNUAL PER STORE DOMESTIC LEGACY1 CORE GROSS PROFIT $ IN THOUSANDS — AVG ANNUAL PER STORE 1 Core pawn GP from legacy U.S. and LatAm First Cash stores in operation since 2007 1 2 3 4 PAWN FEESRETAIL GROSS PROFIT

P . 9F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSPawn Collateral and Inventory Composition U.S. PAWN LATAM PAWN CONSOLIDATED PAWN 34% 58%69% 47%31%56% 47%12% 23% 51%14% 27% PAWN COLLATERAL PAWN COLLATERAL PAWN COLLATERAL INVENTORY INVENTORY INVENTORY As of 06/30/2023 JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER

P . 1 0F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS 66 123 282 595 906 2,085 2,679 2,979 1988 1989 – 1996 1997 – 2001 2002 – 2005 2006 - 2010 2011 – 2013 2014 – 2016 2017 – 2019 2020 – August 2023 FirstCash Pawn Segment History Primary long-term business plan is to continue growing pawn revenues and income by opening new (“de novo”) retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO CASH AMERICA MERGER: (OVER 800 U.S. STORES) MAXI PRENDA ACQUISITION: (FIRST STORES IN GUATEMALA & EL SALVADOR) 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA 448 STORES ADDED SINCE 2020 227 NEW STORE OPENINGS AND 221 ACQUIRED SINCE 2017 — 1,225 PAWN STORES HAVE BEEN OPENED OR ACQUIRED 1 As of 08/31/2023

P . 1 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS PAWNSHOPS PIONEERED CIRCULAR ECONOMY ‒ NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE MODERN “CIRCULAR ECONOMY” EXTENDING LIFE CYCLE OF CONSUMER PRODUCTS – INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD SAVING WATER AND CARBON EMISSIONS WITH NO PACKAGING OR HAZARDOUS WASTE ‒ LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES CARBON FOOTPRINT OF MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAFE ENVIRONMENT ‒ BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS ESG: Sustainability is Core to FirstCash Replacing Take Make  Dispose with Buy  Use  Return

P . 1 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS EMPLOYEE EMPOWERMENT ‒ EMPLOYEE-TRAINING PROGRAMS THAT PROMOTE CUSTOMER SERVICE AND PROFESSIONALISM ‒ SPECIALIZED SKILL TRAINING PROGRAMS IN LENDING PRACTICES, MERCHANDISE VALUATION AND REGULATORY COMPLIANCE ‒ PROFIT SHARING PROGRAMS WHICH PAY ON AVERAGE 4-5% OF GROSS PROFIT DIRECTLY TO EMPLOYEES CUSTOMER AND EMPLOYEE PROTECTIONS – COMMITTED TO HEALTH, SAFETY AND WELLNESS THROUGH EMPLOYEE BENEFIT PROGRAMS AND ROBUST PHYSICAL SECURITY INFRASTRUCTURE – CONSUMER PROTECTION PROGRAMS FOCUSED ON PRIVACY, REGULATORY COMPLIANCE AND DATA SECURITY DIVERSE WORKPLACE ESG: Commitment to Social Responsibility 56% 44% 54% 46% ALL EMPLOYEES MANAGEMENT GLOBAL GENDER WOMEN MEN 65% 35% 71% 29% ALL EMPLOYEES MANAGEMENT U.S. RACE & ETHNICITY DIVERSE NON-DIVERSE 1 3 2 As of 12/31/2022

P . 1 3F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS OVER 1,100 FULL-SERVICE U.S. LOCATIONS 29 STATES AND THE DISTRICT OF COLUMBIA DOMESTIC PAWN SEGMENT

P . 1 4F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSU.S. Pawn Segment 29 U.S. States and the District of Columbia 1,046 1,081 1,101 1,182 0 250 500 750 1,000 1,250 2020 2021 2022 2023 YTD PAWN LOCATIONS BY STATE CONTINUED GROWTH OPPORTUNITIES U.S. PAWN MARKET IS LARGE AND HIGHLY FRAGMENTED — OVER 12,000 ESTIMATED PAWN SHOPS IN U.S. FIRSTCASH EXPANSION FOCUSED ON MARKETS WITH: ‒ GROWING POPULATIONS ‒ FAVORABLE CUSTOMER DEMOGRAPHICS ‒ STABLE REGULATIONS ‒ LIMITED OVERLAP WITH EXISTING LOCATIONS FIRSTCASH U.S. STORE COUNT BY YEAR As of 08/31/2023 NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 29 30 48 478 6 1 6 25 1 19 36 29 23 22 61 54 4925 87 49 23 9 27 MD 28 DC 3 FORT WORTH, TX FIRSTCASH HEADQUARTERS 2 MS 5 3 3 1 OR ND SD IA 88 STORES ADDED YTD THRU MULTIPLE ACQUISITIONS AND OPENINGS

F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS P . 1 5 $299 $313 $171 $187 $0 $100 $200 $300 $400 $500 Q2 2022 Q2 2023 Q2 2022 Q2 2023 REVENUE NET REVENUE RETAIL PAWN FEES SCRAP Q2 2023 U.S. Pawn Segment Highlights — $ in Millions +5% +9% $158 $204 $271 $291 $0 $100 $200 $300 $400 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 Q 2 REVENUE SEGMENT CONTRIBUTION PAWN RECEIVABLES $64 $72 $0 $25 $50 $75 $100 $125 Q2 2022 Q2 2023 138% 148% 174% 170% 156% 162% 0% 50% 100% 150% 200% $0 $250 $500 $750 $1,000 2018 2019 2020 2021 2022 TTM Q2 2023 SCRAP GP RETAIL GP PAWN FEES GP RETURN/EARNING ASSETS 42% 45% 41% 43% 18% 19% 21% 23% 0% 15% 30% 45% 60% Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 Q 2 QTD RETAIL MARGIN QTD SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETS MARGIN: RETAIL SALES & SEGMENT PROFIT +13%

P . 1 6F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS NEARLY 1,800 LATIN AMERICA LOCATIONS IN FOUR COUNTRIES o LATIN AMERICAN MARKETS ARE RECEPTIVE TO PAWN GIVEN THE HIGH CONCENTRATION OF UNBANKED AND UNDERBANKED CONSUMERS o FIRSTCASH’S WELL-ESTABLISHED LATIN AMERICAN INFRASTRUCTURE AND STRONG CASH FLOWS SUPPORT THE COMPANY’S LONG-TERM GROWTH STRATEGY IN THESE MARKETS o SIGNIFICANT OPPORTUNITY FOR CONTINUED DE NOVO OPENINGS ACROSS THE COMPANY’S EXISTING MARKETS IN LATIN AMERICA o FIRSTCASH CONTINUES TO EVALUATE OPPORTUNITIES FOR EXPANSION INTO ADDITIONAL LATIN AMERICA MARKETS LATAM PAWN SEGMENT EL SALVADOR 14 GUATEMALA 63 COLOMBIA 14 MEXICO OPERATIONS: 1,706 STORES IN ALL 32 STATES 1,706 PAWN LOCATIONS BY COUNTRY CENTRAL + SOUTH AMERICA OPERATIONS: 91 STORES ACROSS 3 COUNTRIES As of 08/31/2023

P . 1 7F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSFirstCash LatAm Growth Store Count and Net Revenue — $ in Millions STORE COUNT NET REVENUE GROWTH $196 $227 $255 $289 $343 $288 $319 $354 $385 $196 $263 $299 $343 $407 $369 $396 $434 $452 $0 $100 $200 $300 $400 $500 2015 2016 2017 2018 2019 2020 2021 2022 TTM Q2 2023 NET REVENUE, USD $ CC NET REVENUE, 2015 MXN @ 15.85 607 647 690 707 795 864 922 963 994 130 308 309 672 828 838 822 808 803 737 955 999 1,379 1,623 1,702 1,744 1,771 1,797 0 600 1,200 1,800 2,400 2015 2016 2017 2018 2019 2020 2021 2022 8/31/2023 DE NOVO OPENINGS ACQUISITIONS

F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS P . 1 8 $157 $192 $86 $102 $0 $50 $100 $150 $200 $250 Q2 2022 Q2 2023 Q2 2022 Q2 2023 REVENUE NET REVENUE RETAIL PAWN FEES SCRAP Q2 2023 LatAm Pawn Segment Highlights — All in U.S $ Millions +22% +19% $72 $108 $114 $135 $0.0 $40.0 $80.0 $120.0 $160.0 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 Q 2 REVENUE SEGMENT CONTRIBUTION PAWN RECEIVABLES $33 $38 $0 $25 $50 $75 Q2 2022 Q2 2023 185% 178% 193% 195% 192% 189% 0% 50% 100% 150% 200% 250% $0 $250 $500 2018 2019 2020 2021 2022 TTM Q2 2023 SCRAP GP RETAIL GP PAWN FEES GP RETURN/EARNING ASSETS 36% 37% 37% 35% 17% 20% 21% 20% 0% 15% 30% 45% 60% Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 Q 2 QTD RETAIL MARGIN QTD SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETS MARGIN: RETAIL SALES & SEGMENT PROFIT +13%

P . 1 9F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSRETAIL POS PAYMENT SOLUTIONS OPERATIONS

P . 2 0F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSAFF Acquisition Expands Product Offerings Enhances FirstCash’s Core Pawn Business SIGNIFICANTLY DIVERSIFYING FIRSTCASH’S BUSINESS AND PROVIDING A NEW SOURCE OF REVENUE GROWTH 3 PROVIDES PRODUCT AND REVENUE DIVERSIFICATION UTILIZING TECHNOLOGY DRIVEN PAYMENT SOLUTIONS ADDED LTO PAYMENT OPTION TO ALMOST 1,100 U.S. PAWN STORES IN SECOND HALF 2022 POTENTIAL FOR AFF CUSTOMERS TO RETURN LEASED MERCHANDISE AT FIRSTCASH PAWN LOCATIONS LONGER TERM, FIRSTCASH EXPECTS TO EXPLORE OPPORTUNITIES FOR POTENTIAL LTO AND RETAIL FINANCE PRODUCTS IN LATAM 1 2 4 FIRSTCASH CONSOLIDATED NET REVENUE MIX 82% PAWN 10% LEASE-TO-OWN BANK LOAN RETAIL INSTALLMENT 5% 3% 2022

P . 2 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS CUSTOMERS TAKE ITEMS HOME SAME DAY OR ARRANGE FOR DELIVERY TAKE ITEMS HOME — SAME DAY! AUTO-PAY MANAGED ONLINE BY THE CUSTOMER AUTO-PAYMENTS — PAY AS YOU GO PAYMENT SOLUTIONS FOR ALL 50 STATES LEASE-TO-OWN BANK LOANSRETAIL INSTALLMENT AVAILABLE AT OVER 10,500 MERCHANT PARTNER LOCATIONS DECISIONS ARE ISSUED QUICKLY UPON REVIEW OF APPLICATION APPLY — IN STORE OR ONLINE INSTANT DECISIONS — TOTAL TRANSPARENCY POS PAYMENT TRANSACTION ORIGINATIONS BY PRODUCT CATEGORY 50% 19% 6% 6% 19% FURNITURE ELECTIVE MEDICAL JEWELRY AUTOMOTIVE Retail POS Payment Solution Overview YTD – Q2 2023 As of 06/30/2023 OTHER

F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS P . 2 2 GROSS TRANSACTION VOLUME $206 $256 Q2 2022 Q2 2023 Q2 2023 AFF POS Payment Solutions Segment Highlights — $ in Millions DOOR COUNT 7,600 10,500 Q2 2022 Q2 2023 $203 $248 Q2 2022 Q2 2023 +38% +24% +22% REVENUE GROWTH ‒ SEGMENT REVENUES FROM LTO FEES AND CONSUMER FINANCE RECEIVABLES FOR THE SECOND QUARTER OF 2023 TOTALED $248 MILLION, UP 22% TO THE SAME PERIOD IN THE PRIOR-YEAR PRE-TAX OPERATING INCOME – SEGMENT PRE-TAX OPERATING INCOME FOR THE SECOND QUARTER OF 2023 TOTALED $26 MILLION ($25 MILLION SECOND QUARTER 2022) – SEGMENT PRE-TAX OPERATING INCOME FOR YEAR-TO- DATE 2023 TOTALED $49 MILLION ($50 MILLION YEAR- TO-DATE 2022) CREDIT METRICS – STEADY TO IMPROVED CHARGE-OFF TRENDS IN THE SECOND QUARTER AND FIRST HALF OF 2023 COMPARED TO THE PRIOR-YEAR 1 2 3 REVENUES

P . 2 3F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS FINANCIAL HIGHLIGHTS

P . 2 4F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS $3.81 $2.56 $3.04 $5.36 $4.99 $3.89 $3.01 $3.94 $5.19 $5.39 $0.00 $1.20 $2.40 $3.60 $4.80 $6.00 2019 2020 2021 2022 TTM Q2 2023 EPS ADJUSTED EPS 1 $165 $107 $125 $253 $232 $168 $125 $161 $246 $251 $0 $60 $120 $180 $240 $300 2019 2020 2021 2022 TTM Q2 2023 NET INCOME ADJUSTED NET INCOME 1 Consolidated Operating Highlights — $ in Millions, Except per Share Amounts $1,864 $1,631 $1,699 $2,729 $2,935 $1,864 $1,631 $1,701 $2,772 $2,950 $0 $700 $1,400 $2,100 $2,800 $3,500 2019 2020 2021 2022 TTM Q2 2023 REVENUE ADJUSTED REVENUE $299 $214 $244 $497 $486 $304 $237 $290 $437 $457 $0 $100 $200 $300 $400 $500 $600 2019 2020 2021 2022 TTM Q2 2023 EBITDA ADJUSTED EBITDA 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 1 1

P . 2 5F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSCash Flows Drive Reduction in Leverage Ratio — $ in Millions, Except per Share Amounts 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 2 Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a non-GAAP financial measure $232 $222 $223 $469 $448 $222 $292 $102 $313 $282 $223 $293 $114 $315 $284 $0 $100 $200 $300 $400 $500 2019 2020 2021 2022 TTM Q2 2023 OPER. CASH FLOW FREE CASH FLOW ADJ. FREE CASH FLOW $500 $500 $500 $500 $550 $550 $550 $550 $259 $274 $339 $376 $1,309 $1,324 $1,389 $1,426 4.1x 3.3x 2.9x 2.9x 0.0x 2.0x 4.0x 6.0x 8.0x $0 $500 $1,000 $1,500 $2,000 12/31/2021 06/30/2022 12/31/2022 06/30/2023 2028 SR. NOTES 2030 SR. NOTES LINE OF CREDIT NET DEBT TO ADJ. EBITDA 1 2

P . 2 6F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS As of 06/30/2023 Cash Dividends & Share Repurchases $0.125 $0.19 $0.22 $0.25 $0.27 $0.27 $0.30 $0.33 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.30 $0.33 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.33 $0.35 $0.19 $0.20 $0.25 $0.27 $0.27 $0.30 $0.33 $0.57 $0.77 $0.91 $1.02 $1.08 $1.17 $1.26 $1.36 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 2016 2017 2018 2019 2020 2021 2022 2023 EXPECTED QUARTER 1 QUARTER 2 QUARTER 3 QUARTER 4 CASH DIVIDEND HISTORY ACTIVE SHARE REPURCHASE PROGRAM $275 $114 $107 $50 $158 $106 $93 $368 $482 $588 $638 $796 $902 1,616 4,959 6,264 7,691 8,379 10,583 11,736 0 6,000 12,000 18,000 24,000 $0 $200 $400 $600 $800 $1,000 2017 2018 2019 2020 2021 2022 Q2 2023 C U M U LA T IV E C O U N T S H A R E R EP U R C H A SE D C U M U LA T IV E S H A R E R EP U R C H A SE S (M IL LI O N S ) ANNUAL REPURCHASES – CURRENT YEAR CUMULATIVE COUNT SHARES REPURCHASED Q3 DIVIDEND INCREASED TO $0.35 WHICH ANNUALIZES TO $1.40 JULY 2023 BUYBACK AUTHORIZATION PROVIDES FOR $200 MILLION OF FUTURE REPURCHASES GOLD OUTLINE IDENTIFIES QUARTERLY DIVIDEND INCREASE

P . 2 7F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS As of 06/30/2023 Growth Investments & Shareholder Payouts Since 2009 — $ in Millions $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 CUMULATIVE TOTAL $3.5 BILLION $789 $1,461 $1,218 STOCK REPURCHASES & DIVIDENDS ‒ 17 MILLION SHARES REPURCHASED ‒ $324 MILLION IN CUMULATIVE DIVIDENDS PAID ACQUISITION INVESTMENTS ‒ 317 PAWN STORES ACQUIRED IN U.S. ‒ 870 PAWN STORES ACQUIRED IN LATIN AMERICA ‒ $487M CASH PORTION OF AFF ACQUISITION CAPITAL EXPENDITURES ‒ 854 DE NOVO STORE OPENINGS ‒ 306 PROPERTIES PURCHASED (SINCE 2009) ‒ 312 PROPERTIES CURRENTLY OWNED 1 2 3

P . 2 8F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS PAWN FOCUSED BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ DIVERSIFIED LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RESILIENT PAWN FOCUSED BUSINESS MODEL, WITH LIMITED CREDIT RISK PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW WITH CONTINUED GROWTH THROUGH SMALL ACQUISITIONS ‒ RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND LARGE FORMAT COMPETITION IS LIMITED ‒ ADDITIONAL GROWTH EXPECTED FROM RETAIL POS PAYMENT SOLUTION REVENUES STRONG BALANCE SHEET FUNDS GROWTH, ACQUISITIONS, SHARE BUYBACKS AND DIVIDENDS With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas… INVESTMENT RECAP 1 2 3

P . 2 9F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS FINANCIAL APPENDIX

P . 3 0F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSNon-GAAP Financial Information Please reference the Form 10-Q filed on 07/31/2023 for further explanation THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW, ADJUSTED RETAIL POS PAYMENT SOLUTIONS SEGMENT METRICS AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GAAP, PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED UNDER THE SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON- GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY-TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND ACQUISITION EXPENSES, INCLUDING THE COMPANY’S TRANSACTION EXPENSES INCURRED IN CONNECTION WITH ITS ACQUISITION OF AFF AND THE IMPACTS OF PURCHASE ACCOUNTING WITH RESPECT TO THE AFF ACQUISITION, IN ORDER TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS. IN ADDITION, THE COMPANY DOES NOT CONSIDER THESE MERGER AND ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS, AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. MERGER AND ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S.-DOLLAR DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES, RESULTING IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES (I) BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND (II) TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S.-DOLLAR-DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES, RESULTING IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES (I) BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND (II) TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. THE COMPANY’S REPORTING CURRENCY IS THE U.S. DOLLAR, HOWEVER, CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE TRANSACTED IN LOCAL CURRENCIES IN MEXICO, GUATEMALA AND COLOMBIA. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR, WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD- OVER-PERIOD COMPARISONS.

P . 3 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS TTM Q2 2023Y/E2022Y/E 2021Y/E 2020Y/E 2019 PER SHAREDOLLARSPER SHAREDOLLARSPER SHAREDOLLARSPER SHAREDOLLARSPER SHAREDOLLARS $4.99 $231,950 $5.36 $253,495 $3.04 $124,909 $2.56 $106,579 $3.81 $164,618 Net Income and Diluted Earnings per Share, as Reported ADJUSTMENTS, NET OF TAX: 0.052,3380.062,8780.2911,8720.029910.031,276Merger and Acquisition Expenses (0.05)(2,047)(0.02)(930)0.014510.02874(0.01)(653)Non-Cash Foreign Currency (Gain) Loss Related to Lease Liability 1.2256,6851.7482,4320.9137,278————AFF Purchase Accounting Adjustments (0.83)(38,181)(1.91)(90,035)(0.33)(13,761)————Gain on Revaluation of Contingent Acquisition Consideration 0.01214(0.04)(2,103)0.027300.197,6720.062,659Other Expenses (Income), Net ——————0.229,037——Loss on Extinguishment of Debt $5.39 $250,959 $5.19$245,737 $3.94 $161,479 $3.01 $125,153 $3.89 $167,900 ADJUSTED NET INCOME Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures

P . 3 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSReconciliations of Non-GAAP Financial Measures to GAAP Financial Measures TTMY/EY/EY/EY/E Q2 20232022202120202019 $231,950 $253,495$124,909$106,579$164,618Net Income 68,78870,13841,59337,12059,993Income Taxes 106,469103,83245,90642,10541,904Depreciation and Amortization 80,20970,70832,38629,34434,035Interest Expense (1,340)(1,313)(696)(1,540)(1,055)Interest Income $486,076 $496,860$244,098$213,608$299,495EBITDA Adjustments: 3,0433,73915,4491,3161,766Merger and Acquisition Expenses (2,925)(1,329)6441,249(933) Non-Cash Foreign Currency (Gain) Loss Related to Lease liability 16,71050,35443,362——AFF Purchase Accounting Adjustments 1 (46,560)(109,549)(17,871)—— Gain on Revaluation of Contingent Acquisition Consideration 278 (2,731)9499,0643,454Other Expenses (Income), Net ———11,737—Loss on Extinguishment of Debt $456,622 $437,344$289,631$236,974$303,782Adjusted EBITDA TTMY/EY/EY/EY/E Q2 20232022202120202019 $2,934,848 $2,728,942 $1,698,965 $1,631,284 $1,864,439 Total Revenue, as Reported 14,97042,6571,708 0 0 AFF Purchase Accounting Adjustments 1 $2,949,818 $2,771,599 $1,700,673 $1,631,284 $1,864,439 ADJUSTED TOTAL REVENUE TTMY/EY/EY/EY/E Q2 20232022202120202019 $448,207 $469,305 $223,304 $222,264 $231,596 Cash Flow From Operating Activities Cash Flow From Investing Activities: (3,364)(35,817)(73,340)105,418 21,650 Pawn Loans, Net 1 (118,932)(85,353)(5,844)1,590 12,756 Finance Receivables, Net (44,248)(35,586)(42,022)(37,543)(44,311) Purchase of Furniture, Fixtures, Equipment and Improvements $281,663 $312,549 $102,098 $291,729 $221,691 FREE CASH FLOW 2,3382,878 11,872 991 1,276 Merger and Acquisition Expenses Paid, Net of Tax Benefit $284,001 $315,427$113,970 $292,720 $222,967 ADJUSTED FREE CASH FLOW 1 Excludes $56.7 million and $2.1 million of amortization expense related to identifiable intangible assets as a result of the AFF Acquisition for the twelve months ended December 31, 2022 and 2021, respectively, which is already included in the add-back of depreciation and amortization to net income used to calculate EBITDA. Excludes $56.9 million of amortization expense related to identifiable intangible assets as a result of the AFF acquisition for the trailing twelve months ended June 30, 2023, which is included in the add back of depreciation and amortization to net income used to calculate EBITDA. 1 Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral. 1 Adjustment relates to the net amortization of the fair value premium on acquired finance receivables, which is recognized as an adjustment to interest income on an effective yield basis over the lives of the acquired finance receivables.

P . 3 3F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 NASDAQ: FCFS